UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Titan International, Inc. (Titan or the Company) has appointed Christopher H. Bohnert as Chief Accounting Officer of Titan International, Inc. effective September 29, 2015. Mr. Bohnert, age 49, will oversee the Company’s accounting matters and serve as Titan’s Principal Accounting Officer. Prior to joining Titan, Mr. Bohnert served as Chief Financial Officer and Vice President, Finance at Silgan Plastics, a plastic packaging manufacturer, since 2014 and Chief Financial Officer of AB Mauri North America, a bakery ingredient manufacturer, from 2005-2012. Mr. Bohnert does not have any family relationship with any of the directors or executive officers of the Company. Mr. Bohnert is not a party to any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
John Hrudicka will continue in his role as Chief Financial Officer and Principal Financial Officer for Titan. Effective September 29, 2015, Mr. Hrudicka will no longer serve as Titan’s Principal Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	October 5, 2015	By:	/s/ JOHN HRUDICKA
John Hrudicka
Chief Financial Officer
(Principal Financial Officer)